UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2013

DREW INDUSTRIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-13646	13-3250533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

200 Mamaroneck Avenue, White Plains, New York		10601

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(914) 428-9098

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

We have amended Change in Control Agreements with our four named executive officers. The amendments remove provisions that provided for payment of salary and benefits following voluntary termination of employment without good reason by the executives within six months following a change in control.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

10 (ii)(A)-1. Amendment to Amended and Restated Change in Control Agreement between Registrant and Fredric M. Zinn, dated May 10, 2013.

10 (ii)(A)-2. Amendment to Change in Control Agreement between Registrant and Jason D. Lippert, dated May 10, 2013.

10 (ii)(A)-3. Amendment to Change in Control Agreement between Registrant and Scott T Mereness, dated May 10, 2013.

10 (ii)(A)-4. Amendment to Amended and Restated Change in Control Agreement between Registrant and Joseph S. Giordano III, dated May 10, 2013.

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED (Registrant)

By:	/s/ Joseph S. Giordano III
Joseph S. Giordano III
Chief Financial Officer & Treasurer

Dated: May 10, 2013

2